UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

State Street Corporation (“State Street”) has amended its Senior Debt Indenture dated October 31, 2014 (the “Senior Indenture”), between State Street and U.S. Bank National Association, as Trustee (the “Trustee”) under which it issues senior debt securities from time to time. These amendments, among other things:

•	limit the events of default under the senior debt securities and permit acceleration of amounts due under the senior debt securities to (i) specified defaults in the payment of principal, premium, sinking fund payments and interest on the senior debt securities that continue for a 30 day grace period and (ii) certain insolvency events involving State Street;

•	specifically permit transfers of State Street’s assets substantially as an entirety to one or more of its subsidiaries without restriction; and

•	amend the covenant limiting dispositions and issuances of voting stock of State Street’s principal banking subsidiary, State Street Bank and Trust Company (the “Bank”), to permit transfers of such voting stock to one or more U.S. or foreign subsidiaries of State Street, so long as after giving effect to any such disposition or issuance State Street will own, directly or indirectly, in the aggregate, at least 80% of the voting stock of the Bank.

These changes will only apply to senior debt securities that State Street issues on or after May 8, 2017.

The changes referenced above are set forth in the First Supplemental Indenture dated May 8, 2017, between State Street and the Trustee, which amends and supplements the Senior Indenture. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the description above is qualified in its entirety by reference to the full text of Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed herewith in connection with State Street’s automatic shelf registration statement on Form S-3 (File No. 333-200321) (as amended, the “Registration Statement”).

(d) Exhibits.

The following exhibit is incorporated by reference into the Registration Statement as an exhibit thereto and is filed as part of this Current Report:

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of May 8, 2017, between State Street Corporation and U.S. Bank National Association, as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ Sean Newth
Name:	Sean Newth
Title:	Senior Vice President, Chief Accounting Officer and Controller

Date: May 8, 2017

Exhibit Index

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of May 8, 2017, between State Street Corporation and U.S. Bank National Association, as Trustee